 Exhibit 99.1

NEWS RELEASE

NOVAGOLD ANNOUNCES CLOSING OF UPSIZED BOUGHT DEAL FOR GROSS PROCEEDS OF US$310 MILLION

Vancouver, British Columbia – February 5, 2026 – NOVAGOLD RESOURCES INC. (NYSE American: NG, TSX: NG) ("NOVAGOLD" or the "Company") is pleased to report that it has closed its previously announced upsized bought deal private placement (the “Offering”) of 31,020,000 common shares (the “Common Shares”) of the Company, at a price of US$10.00 per Common Share for gross proceeds of approximately US$310 million, which comprised the partial exercise of the over-allotment option and included two cornerstone investors.

BMO Capital Markets, RBC Capital Markets, and Scotiabank (collectively, the “Underwriters”) acted as underwriters and bookrunners and received an aggregate cash fee equal to 5% of the gross proceeds.

The Company intends to use the net proceeds of the Offering for expenditures associated with Donlin Gold activities, settlement of the Company’s prepayment option on the promissory note1 with Barrick Mining Corporation (“Barrick”), and general corporate purposes.

The Common Shares were offered: (i) in each of the provinces of Canada pursuant to applicable exemptions from the prospectus requirements under applicable Canadian securities laws; (ii) in the United States and elsewhere, pursuant to an exemption from the registration requirements of the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and the applicable securities laws of any state of the United States; and (iii) in jurisdictions outside of Canada and the United States pursuant to prospectus, registration, and other exemptions under applicable securities laws. The Common Shares are subject to a minimum 6-month hold period from the closing of the Offering under applicable securities laws.

The securities were not offered, nor will they be registered under the U.S. Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws.

About NOVAGOLD

NOVAGOLD is a well-financed precious metals company focused on the development of the Donlin Gold project in Alaska, one of the safest mining jurisdictions in the world. With approximately 40 million ounces of gold in the Measured and Indicated Mineral Resource categories (560 million tonnes at an average grade of approximately 2.22 grams per tonne, in the Measured and Indicated Mineral Resource categories on a 100% basis)2, inclusive of Proven and Probable Mineral Reserves, the Donlin Gold project is regarded to be one of the largest, highest-grade, and most prospective known open-pit gold deposits in the world. The Donlin Gold project is expected to produce an average of more than one million ounces per year over a 27-year mine life on a 100% basis once in production.3

______________________________

1 As of November 30, 2025, the promissory note, including accrued interest, amounted to approximately $166.3 million. Concurrent with the closing of the Donlin Gold transaction on June 3, 2025 whereby Barrick sold its 50% interest in Donlin Gold to Donlin Gold Holdings LLC and NOVAGOLD Resources Alaska, Inc., the Company entered into an amended and restated secured promissory note with Barrick that provides the Company with the option to prepay the promissory note in full for $100 million on or before December 3, 2026. For more information regarding the amended and restated secured promissory note, refer to “Amended and Restated Promissory Note” in NOVAGOLD’s Management’s Discussion and Analysis for the year-ended November 30, 2025 available at www.sedarplus.ca.

2 Donlin Gold data as per the report titled “NI 43-101 Technical Report on the Donlin Gold project, Alaska, USA” with an effective date of November 30, 2025 (the “2025 Technical Report”) and the report titled “S-K 1300 Technical Report Summary on the Donlin Gold Project, Alaska, USA” (the “2025 Technical Report Summary”), dated November 30, 2025.

3 NOVAGOLD defines a Tier One gold development project as one with a projected production life of at least 10 years, annual projected production of at least 500,000 ounces of gold, and average projected cash costs over the production life that are in the lower half of the industry cost curve.

www.novagold.com Page | 1

NOVAGOLD Contacts:

Mélanie Hennessey

Vice President, Corporate Communications

Frank Gagnon

Manager, Investor Relations

604-669-6227 or 1-866-669-6227

info@novagold.com

www.novagold.com

Cautionary Note Regarding Forward-Looking Statements

This media release includes certain “forward-looking information” and “forward-looking statements” (collectively “forward-looking statements”) within the meaning of applicable securities legislation, including the United States Private Securities Litigation Reform Act of 1995. Forward- looking statements are frequently, but not always, identified by words such as “expects”, “continue”, “ongoing”, “anticipates”, “believes”, “intends”, “estimates”, “potential”, “possible”, and similar expressions, or statements that events, conditions, or results “will”, “may”, “could”, “would” or “should” occur or be achieved. All statements, other than statements of historical fact, included herein are forward-looking statements. These forward-looking statements may relate to the Offering and the anticipated use of the net proceeds therefrom; statements relating to the Donlin Gold project and any other activities, events or developments that NOVAGOLD expects or anticipates will or may occur in the future. Forward-looking statements contained in this media release are based on a number of material assumptions, including but not limited to the following, which could prove to be significantly incorrect: our ability to achieve production at Donlin Gold; the cost estimates and assumptions contained in the 2025 Technical Report and the 2025 Technical Report Summary ; estimated metal pricing, metallurgy, mineability, marketability and operating and capital costs, together with other assumptions underlying our resource and reserve estimates; our expected ability to develop adequate infrastructure and that the cost of doing so will be reasonable; assumptions that all necessary permits and governmental approvals will be obtained and the timing of such approvals; assumptions made in the interpretation of drill results, the geology, grade and continuity of our mineral deposits; our expectations regarding demand for equipment, skilled labor and services needed for exploration and development of mineral properties; our ability to improve our ESG initiatives and goals; and that our activities will not be adversely disrupted or impeded by development, operating or regulatory risks. In addition, any statement that refers to expectations, intentions, projections or other characterizations of future events or circumstances are forward-looking statements. Forward-looking statements are not historical facts but instead represent the expectations of NOVAGOLD management’s estimates and projections regarding future events or circumstances on the date the statements are made. Important factors and risks that could cause actual results to differ materially from expectations include risks related to financings of this nature; the need to obtain additional permits and governmental approvals; the timing and likelihood of obtaining and maintaining permits necessary to construct and operate; the need for additional financing to complete an updated Bankable Feasibility Study and to explore and develop properties; availability of financing in the debt and capital markets; the disparity between the economic and governance level at Donlin Gold LLC and NOVAGOLD; disease pandemics; uncertainties involved in the interpretation of drill results and geological tests and the estimation of reserves and resources; changes in mineral production performance, exploitation and exploration successes; changes in national and local government legislation, taxation, controls or regulations and/or changes in the administration of laws, policies and practices, expropriation or nationalization of property and political or economic developments in the United States or Canada; the need for continued cooperation between the owners of Donlin Gold LLC to advance the project; the need for cooperation of government agencies and Native groups in the development and operation of properties; risks of construction and mining projects such as accidents, equipment breakdowns, bad weather, non-compliance with environmental and permit requirements, unanticipated variation in geological structures, ore grades or recovery rates;

www.novagold.com Page | 2

unexpected cost increases, which could include significant increases in estimated capital and operating costs; fluctuations in metal prices and currency exchange rates; whether or when a positive construction decision will be made regarding the Donlin Gold project; and other risks and uncertainties disclosed in NOVAGOLD’s most recent reports on Forms 10-K and 10-Q, particularly the “Risk Factors” sections of those reports and other documents filed by NOVAGOLD with applicable securities regulatory authorities from time to time. Copies of these filings may be obtained by visiting the SEC’s website at www.sec.gov, or on SEDAR+ at www.sedarplus.ca. Although NOVAGOLD has attempted to identify important factors that could cause actual results to differ materially from those contained in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. There can be no assurance that such information will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements. Any forward-looking statement contained in this press release speaks only as of the date hereof, and NOVAGOLD assumes no obligation to update the forward-looking statements of beliefs, opinions, projections, or other factors, should they change, except as required by law.

www.novagold.com Page | 3